RELINQUISHMENT and SURRENDER of LEASE and OPTION

Yellowcake Mining, Inc. (the “Lessee”), pursuant to a certain lease and option agreement made between the Lessee and

Energy Venture LLC and Uravan Land and Cattle Company LLC (jointly, the “Lessor”) dated December 28, 2007 (the “Lease and Option”), hereby terminates and cancels said Lease and Option effective immediately and all rights and obligations under said Lease and Option are hereby cancelled.

All the interests of Lessee in the property under or by virtue of the Lease and Option are hereby absolutely extinguished effective immediately.

The Lessee hereby quits claims to the real property more particularly described in Schedule “A” attached hereto, together with all appurtenances and water rights incident thereto.

This agreement shall be binding upon the parties, their successors, assigns and personal representatives.

In witness whereof, the Lessee has signed this 15th day of May, 2009.

YELLOWCAKE MINING INC.

By:	/s/ William Tafuri
Name:	William Tafuri
Title:	President, CFO, Secretary and Treasurer

PROVINCE OF BRITISH COLUMBIA	)
)SS
COUNTY OF ____________________	)

On this 15th day of May, 2009, there personally came before me William Tafuri, as President and CEO of Yellowcake Mining, Inc., a Nevada corporation and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said a Nevada corporation.

/s/ Karen Richardson

NOTARY PUBLIC

Residing at:	KAREN F. RICHARDSON
Barrister & Solicitor
800-885 West Georgia Street
Vancouver, BC V6C 3H1
Telephone: (604) 687-5700

My Commission Expires:

My commission never expires

Schedule “A”

Mining Properties and Disclosure of Matters Relating to Mining Properties

The Dreamaker Claims

Legal Description:

CLAIM GROUPS AND CLAIM NAMES	LOCATION DATE	CMC NO.	DATE FILED WITH BLM	CO. DOC. NO.	DATE REC.	LOCATOR
Dreamaker #1	09-12-2007	272165	10-18-2007	781829	10-10-2007	Energy Venture LLC
Dreamaker #2	“	272166	“	781830	“	“
Dreamaker #3	“	272167	“	781831	“	“
Dreamaker #4	“	272168	“	781832	“	“
Dreamaker #5	“	272169	“	781833	“	“
Dreamaker #6	“	272170	“	781834	“	“
Dreamaker #7	“	272171	“	781835	“	“
Dreamaker #8	“	272172	“	781836	“	“
Dreamaker #9	“	272173	“	781837	“	“
Dreamaker #10	“	272174	“	781838	“	“
Dreamaker #11	“	272175	“	781839	“	“
Dreamaker #12	“	272176	“	781840	“	“
Dreamaker #13	“	272177	“	781841	“	“
Dreamaker #14	“	272178	“	781842	“	“
Dreamaker #15	“	272179	“	781843	“	“
Dreamaker #16	“	272180	“	781844	“	“
Dreamaker #17	“	272181	“	781845	“	“
Dreamaker #18	“	272182	“	781846	“	“
Dreamaker #19	“	272183	“	781847	“	“
Dreamaker #20	“	272184	“	781848	“	“
Dreamaker #21	“	272185	“	781849	“	“
Dreamaker #22	“	272186	“	781850	“	“
Dreamaker #23	“	272187	“	781851	“	“
Dreamaker #24	“	272188	“	781852	“	“
Dreamaker #25	“	272189	“	781853	“	“
Dreamaker #26	“	272200	“	781854	“	“
Dreamaker #27	“	272191	“	781855	“	“
Dreamaker #28	“	272192	“	781856	“	“
Dreamaker #29	“	272193	“	781857	“	“
Dreamaker #30	“	272194	“	781858	“	“
Dreamaker #31	“	272195	“	781859	“	“
Dreamaker #32	“	272196	“	781860	“	“
Dreamaker #33	“	272197	“	781861	“	“
Dreamaker #34	“	272198	“	781862	“	“
Dreamaker #35	“	272199	“	781863	“	“
Dreamaker #36	“	272200	“	781864	“	“
Dreamaker #37	“	272201	“	781865	“	“
Dreamaker #38	“	272202	“	781866	“	“
Dreamaker #39	“	272203	“	781867	“	“
Dreamaker #40	“	272204	“	781868	“	“

Disclosure of Matters Relating to Mining Properties

Lessor’s title to the Mining Properties is expressly subject to the following defects, encroachments, impairments or overlaps of the Mining Properties, upon rights of others.

1.	Overlaps of any portion of any Mining Properties upon State Lands where the State of Colorado has the mineral interest, or upon federal lands withdrawn from mineral entry.
2.

Surface rights grantees, licensees and permittees of the United States and State of Colorado, including, but not limited to grazing rights (permits or leases), rights of ways, roads, utility corridors, and water rights recognized by the Colorado State Engineer or reserved to the Federal Government

3.	Rights of parties to non-locatable minerals, including but not limited to oil, gas, coal, hydrocarbons, leaseable minerals, leaseable resources, and common minerals
4.

Overlaps of any claims constituting the Mining Properties, where the claim is in itself otherwise valid except to the extent of its overlaps upon (1) other mining claims having a valid priority of the area of the overlap, (2) patented mineral estates, (3) State Lands or (4) federal lands not open to mineral entry such as the lands in Atomic Energy Withdrawal areas.